SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 19, 2003


                               GENERAL MILLS, INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                      1-1185                     41-0274440
        --------                      ------                     ----------
(State of Incorporation)           (Commission                 (IRS Employer
                                   File Number)              Identification No.)


    Number One General Mills Boulevard
          Minneapolis, Minnesota                                   55426
        (Mail:  P.O. Box 1113)                                 (Mail:  55440)
        ----------------------                                 --------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (763) 764-7600



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ITEM 5.  OTHER EVENTS.

         Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of a press release of General Mills, Inc. dated March 19, 2003 reporting financial results for its third quarter ended February 23, 2003.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits. The following exhibits are filed as part of this report:
             --------

             99.1 Press release of General Mills, Inc. dated March 19, 2003





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                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 19, 2003

                                    GENERAL MILLS, INC.


                                    By:    /s/ Siri S. Marshall
                                         ---------------------------------------
                                         Name:    Siri S. Marshall
                                         Title:   Senior Vice President,
                                                  General Counsel




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                                  EXHIBIT INDEX

Exhibit
Number                          Description
------                          -----------


    99.1      Press release of General Mills, Inc. dated March 19, 2003.